Investor Presentation 2nd Quarter, 2021 NASDAQ: IBTX Exhibit 99.1

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended March 31, 2021 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, it's Quarterly Report on Form 10-Q for the period ended March 31, 2021 and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 Overview – Community bank holding company with $18.1 billion in assets and 93 branches across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns. – Highly granular loan portfolio with a small average credit size and low hold limits. – Loan growth driven by regional community banking: loans made to relationship borrowers across our footprint in Texas and Colorado. – Large insider ownership aligns shareholder interests with day-to-day management and decision-making. – Disciplined growth both organically and through strategic acquisitions.

5 Company Snapshot HEADQUARTERS McKinney, TX 93 BRANCHES 1,518 EMPLOYEES FOUNDED IN 1988 Denver, CO Independent Bank Group, Inc. NASDAQ: IBTX Financial Highlights as of and for the Quarter Ended March 31, 2021 Balance Sheet Highlights ($ millions) Total Assets $ 18,115 Loans Held for Investment, Excluding Mortgage Warehouse 1 $ 11,665 Mortgage Warehouse Loans $ 1,106 Total Deposits $ 14,804 Total Stockholders’ Equity $ 2,493 Profitability Metrics 2 Adjusted EPS $ 1.39 Adjusted ROAA 1.37 % Adjusted ROTCE 17.32 % Adjusted Efficiency Ratio 48.39 % Asset Quality Metrics 3 NPAs / Assets 0.34 % NPLs / Loans Held for Investment 0.52 % NCOs (Annualized) 0.01 % Capital Ratios Tier 1 Capital / RWA 11.36 % Total Capital / RWA 14.13 % TCE / Tangible Assets1 8.30 % Tier 1 Capital / Avg. Assets 9.01% 1LHFI includes SBA PPP loans of $912,176 at March 31, 2021. 2Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 3Nonperforming assets, which consist of nonperforming loans, OREO and other repossessed assets, totaled $60,954. Nonperforming loans, which consist of nonaccrual loans, loans delinquent 90 days and still accruing interest, and troubled debt restructurings, and prior to the adoption of CECL, excluded loans acquired with deteriorated credit quality (now referred to as PCD loans), totaled $60,365.

NASDAQ: IBTX 6 Strong, Diverse Markets Dallas/Ft. Worth – North Texas 40 Branches Our company was founded in North Texas in 1988, and we have since built a large presence in the Dallas/Fort Worth MSA – one of the fastest-growing MSAs in the country, and one of the strongest markets in Texas. Dallas/Fort Worth boasts a diverse economy that has benefited from a continued boom of corporate relocation activity to business-friendly Texas. Greater Houston 13 Branches The Greater Houston MSA serves for a regional center for international trade, energy and manufacturing. The city is regularly ranked as one of the most diverse cities in the United States, and is the home to numerous universities as well as a thriving medical industry. Austin – Central Texas 8 Branches This market includes the tech hub of Austin, Texas, which U.S. News & World Report rated the No. 1 best place to live in the United States in its 2019 ranking. The market boasts a growing wave of corporate expansions by tech firms into the Austin market, as well as a thriving public sector presence. Denver – Colorado Front Range 32 Branches The Colorado Front Range is one of the strongest and fastest-growing areas of the country. In the 2019 U.S. News & World Report ranking of the best places to live in the United States, Denver came in at No. 2, and Colorado Springs came in at No. 3. The confluence of a diverse economy and strong quality of life indicators has drawn a deep talent pool that helps position the Colorado Front Range for continued growth. Experienced Leadership Team David R. Brooks Chairman, CEO & President Founder – led the investor group that acquired Independent Bank in 1988. Michelle S. Hickox Chief Financial Officer 31 years in financial services; 9 years at the company. James C. White Chief Operating Officer 33 years in financial services; 5 years at the company. James P. Tippit Corporate Responsibility 15 years in financial services; 10 years at the company. Daniel W. Brooks Vice Chairman, Chief Risk Officer 38 years in financial services; 32 years at the company. Mark S. Haynie General Counsel 38 years of experience representing community banks in corporate, regulatory and securities matters. Michael B. Hobbs Chief Banking Officer 26 years in financial services; joined the company in 2019 with the acquisition of Guaranty Bank & Trust, where he served as President.

NASDAQ: IBTX 7 $2,164 $4,133 $5,055 $5,853 $8,684 $9,850 $14,958 $17,753 $18,115 Assets Acquired in Fiscal Year 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Demonstrated Record of Healthy Growth IPO Date: April 3, 2013 Entered Houston Market Entered Colorado Market – Established history of growing assets both organically and through strategic acquisitions. – Demonstrated expertise in integrating M&A transactions, adding $9.7 billion in acquired assets since our IPO. – Track record of building scalable platforms for future growth. Note: Acquired assets includes impact of purchase accounting. Growth in Total Assets ($ in millions) CAGR Since 2013 (Organic): 35.6% CAGR Since 2013 (Total): 34.1%

NASDAQ: IBTX 8 1.22% 1.05% 0.74% 0.4% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.26% 0.04% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.49% 0.33% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% 0.01% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.76% 0.71% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.22% 1.21% 1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% 0.52% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 Historically Strong Credit Culture NPLs / LHFI (1) NCOs / Average Total Loans (2) Source: S&P Global. Note: Financial data as of and for the quarter ended March 31, 2021 (1) LHFI excludes mortgage warehouse purchase loans. (2) 2021 YTD numbers are annualized.

NASDAQ: IBTX 9 Focus on Performance and Results 1. Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 2. The year ended December 31, 2017, includes a $5.528 million charge to re-measure deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act (“TCJA”). $2.88 $2.97 $4.33 $4.46 $4.67 $3.04 $3.45 $4.47 $5.08 $4.87 EPS (2) Adjusted EPS (1) 2016 2017 2018 2019 2020 54.99% 56.13% 52.35% 53.01% 48.79% 52.34% 51.46% 50.47% 45.95% 46.04% Efficiency Ratio Adjusted Efficiency Ratio (1) 2016 2017 2018 2019 2020 14.78% 13.47% 17.06% 16.55% 14.93% 15.61% 15.65% 17.58% 18.85% 15.58% ROTCE Adjusted ROTCE (1) 2016 2017 2018 2019 2020 0.98% 0.96% 1.35% 1.32% 1.23%1.03% 1.12% 1.39% 1.51% 1.28% ROAA Adjusted ROAA (1) 2016 2017 2018 2019 2020 Earnings Per Share (Diluted) Efficiency Ratio Return on Tangible Common EquityReturn on Average Assets

NASDAQ: IBTX 10 Annual Dividend Per Share $0.24 $0.32 $0.34 $0.40 $0.54 $1.00 $1.05 2014 2015 2016 2017 2018 2019 2020 $15.89 $16.15 $17.85 $21.19 $23.76 $27.44 $28.99 $33.23 $32.74 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 Q 1 0 5 10 15 20 25 30 35 Delivering Shareholder Value We have consistently grown tangible book value per share each year since our IPO. We have returned capital to our shareholders through our quarterly dividend and by repurchasing our company’s common stock. Our significant insider ownership helps ensure that shareholder interests are well-represented both at the board table and on a day-to-day basis inside the company. 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Tangible Book Value Per Share1 ($)

2021 Q1 Balance Sheet Details

NASDAQ: IBTX 12 CRE 48.3% 1-4 Family 10.7% 1-4 Family Construction 2.4% Consumer 0.6% C&I 28.0% Agricultural 0.6% Construction & Development 9.4% Houston 22.2% Colorado 27.2% As of March 31, 2021: $11,665 Million LHFI 1 $1,106 Million Mortgage Warehouse 0.52% NPAs/LHFI 0.01% NCOs/Avg. Loans 2021 Q1 Annualized 274.71% Allowance/NPLs LOANS BY REGION (3/31/2021) Owner Occupied CRE 28.3% Non-Owner Occupied CRE 71.7% Central Texas 12.3% 1LHFI excludes mortgage warehouse purchase loans. LOAN COMPOSITION (3/31/2021) Loan Portfolio Overview 4.41% 2021 YTD Loan Yield North Texas 38.3%

NASDAQ: IBTX 13 Land/Land Development 20.2% CRE Construction 65.2% SFR Construction 14.6% Retail 20.4% Office 14.0% Hotel/Motel 8.5% Multifamily 18.3% Misc. CRE 26.0% Construction & Development CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (3/31/2021) Industrial 4.1% C&D PORTFOLIO LOANS > $500 THOUSAND (3/31/2021) Healthcare 8.7% As of March 31, 2021: $1.5 Billion C&D Portfolio Size 80% C&D / Bank Regulatory Capital 96.1% Loans in IBTX Markets1 (Texas and Colorado) $2.2 Million Average Loan Size1 563 C&D Loans1 34.7% Owner Occupied C&D Loans1 1Loans > $500 thousand

NASDAQ: IBTX 14 Multifamily 8.3% Office and Office Warehouse 23.0% Retail 27.0% Hotel/Motel 5.9%Industrial 8.8% Daycare/School 2.6% Healthcare 6.2% Church 1.9% Convenience Store 2.7% Mini Storage 2.2% Restaurant 2.9% Miscellaneous 4.0% Mixed Use (Non-Retail) 1.7% Delearships 1.5% RV & Mobile Home Parks 1.3% Commercial Real Estate CRE COMPOSITION (3/31/2021) As of March 31, 2021: $6.2 Billion CRE Loans 325% CRE / Regulatory Bank Capital $28.5 Million Largest CRE Loan Size $1.4 Million Average CRE Loan Size 28.3% Owner Occupied

NASDAQ: IBTX 15 Retail CRE As of March 31, 2021: $1.8 Billion Retail Loan Portfolio Size $28.5 Million Largest Retail Loan 1,012 Total Retail Loans 95.0% Loans in IBTX Markets (Texas and Colorado) $1.9 Million Average Loan Size 81 Number of Loans >$5MM $10.0 Million Avg. Size of Loans >$5MM Strip Center 71.9% Big Box 2% Mixed Use 10.1% Free Standing / Single Tenant 16% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 3/31/2021 54% Weighted Average LTV Pre-Pandemic (March 2020) 1.68x Weighted Average DSCR Pre-Pandemic (March 2020)

NASDAQ: IBTX 16 Office Non-Owner Occupied 47.3% Office Owner Occupied 17.9% Office/Warehouse Non-Owner Occupied 22.1% Office/Warehouse Owner Occupied 12.7% Office CRE As of March 31, 2021: $1.5 Billion Total Office CRE $20.0 Million Largest Office Loan $1.0 Million Average Loan Size 30.6% Owner Occupied 34.8% Office/Warehouse OFFICE CRE COMPOSITION 3/31/2021

NASDAQ: IBTX 17 Hotel Loans by Property Location 48.9% 41.0% Texas Colorado Other Hotel & Motel Hotel Loans by Type 84.1% 15.9% CRE Construction & Development 10.1% As of March 31, 2021: $432.4 Million Hotel & Motel Loan Portfolio Size $5.7 Million Average Loan Size 52.7% Average LTV 1.78x Weighted Average DSCR Pre-Pandemic (March 2020) We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/ select service properties in our core markets across Texas and Colorado. Hotel Loans by Product Type 16.6% 75.1%8.3% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 18 Energy Lending As of March 31, 2021: $202.1 Million Size of Energy Portfolio 93.3% / 6.7% E&P Loans / Services Loans 9.7% Energy Reserve / Energy Loans 1.7% Energy Loans / Total LHFI Energy assets are well-diversified by basin across the United States. Energy by Type $188.6 $13.4 E&P Services

NASDAQ: IBTX 19 Year Ending $9,860 $14,805 $42,993 $4,460 $8,146 $6,634 Provision expense Net charge-offs 2018 2019 2020 $ in Thousands 19 Provision & Charge-offs 0.11% 0.01%0.05% 0.01%0.05% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized. 0.06% 0.05%0.07% Quarter Ending $8,381 $23,121 $7,620 $3,871 $(2,500) $1,439 $1,469 $184 $3,542 $408 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021

NASDAQ: IBTX 20 Detail on Remaining Deferrals ^ Includes loans whose deferral period has expired, but where payment has not yet been due, received and/or processed. Includes loans that were granted original 6 month deferrals. ** Category balance as of 03/31/2021 Loan Deferral Update as of April 15, 2021 As of April 15, 2021 $ in thousands $ Remaining on 1st Deferral^ $ Granted/Pending 2nd Deferral $ Granted/Pending Additional Deferral Total $ on Any Deferral % of Category Balance** Remaining on 1st Deferral % of Category Balance** On/ Pending 2nd Deferral % of Category Balance** Granted Additional Deferral % of Category Balance on Any Deferral Hotel Loans $— $71,387 $24,537 $95,924 —% 16.5% 5.7% 22.2% Retail Loans 4,477 — 12,893 17,370 0.2% —% 0.7% 0.9% Office Loans — 15,719 — 15,719 —% 1.0% —% 1.0% Other CRE and C&D Loans 1,883 2,259 33,703 37,845 0.1% 0.1% 0.9% 1.1% C&I Loans 516 — 33,005 33,521 —% —% 1.5% 1.5% Other Loans 909 1,011 1,035 2,955 —% —% —% —% Total Loans $7,785 $90,376 $105,173 $203,334 0.1% 0.8% 0.9% 1.8% 0.3% Number of Loan Accounts* Remaining in Deferral 1.8% Amount of Loan Balances* Remaining in Deferral 0.8% Amount of Loan Balances* in 2nd Deferral 0.9% Amount of Loan Balances* in Additional Deferral *Loan accounts and balances used in the denominator exclude PPP and HFS loans. – As of April 15, 2021, 0.3% of our loan accounts* remain in deferral: – 1.8% of our loan balances* remain in deferral – 0.8% of our loan balances* are on 2nd deferral, or have a 2nd deferral pending – 0.9% of our loan balances* are on or pending additional deferral – As anticipated, the number of deferrals continues to trend downward – Hotel loans remain the largest category of loans still in deferral, accounting for 47.2% of all deferral balances as of April 15 *Loan accounts and balances exclude PPP and HFS loans.

NASDAQ: IBTX 21 Agency Securities 22.1% Mortgage-Backed Securities 43.3% Tax-Exempt Municipals 26.7% Taxable Municipals 3.0% Corporates 2.2% CRA 0.1% U.S. Treasury Securities 2.6% Securities Portfolio As of March 31, 2021: 2.1% QTD Yield 5.00 Duration 7.2% of Total Assets $1.3 Billion Portfolio Size INVESTMENT PORTFOLIO COMPOSITION 3/31/2021

NASDAQ: IBTX 22 Noninterest-Bearing Demand 30.2% Interest-Bearing Checking 28.9% Public Funds 12.5% Savings 4.7% CDs < $100k 1.4% CDs > $100k 4.2% IRAs 0.5% (1) Average rate for total deposits 22 2021 YTD Average Rate for Interest-bearing deposits: 0.51% Total cost of deposits QTD Q1 2021: 0.36% Deposit Mix & Pricing DEPOSIT MIX 3/31/2021 DEPOSIT GROWTH VS. AVERAGE RATE Money Market 17.6% Period Ending $6,633 $7,738 $11,941 $14,399 $14,804 0.46% 0.83% 1.08% 0.59% 0.36% Deposits Average YTD Rate (1) 2017 2018 2019 2020 Q1 2021

NASDAQ: IBTX 23 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 9.61% 10.05% 9.76% 10.33% 10.94% 8.92% 9.57% 9.32% 9.12% 9.01% 12.56% 12.58% 11.83% 13.32% 14.13% 8.37% 9.24% 8.98% 8.60% 8.30% 10.05% 10.41% 10.19% 10.74% 11.36% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/17 12/31/18 12/31/19 12/31/20 2021 Q1

2021 Q1 Results

NASDAQ: IBTX 25 2021 Q1 Results 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. GAAP $1.39 EPS $60.0 Million Net Income 1.37% Return on Average Assets 9.78% Return on Average Equity 14.13% Total Capital Ratio 9.01% Leverage Ratio Adjusted1 $1.39 Adj. EPS $60.1 Million Adj. Net Income 1.37% Adj. Return on Average Assets 9.80% Adj. Return on Average Equity 17.29% Return on Tangible Equity 8.30% TCE Highlights • Continued solid financial performance in the first quarter: ◦ Net income of $60.0 million, or $1.39 per diluted share and adjusted (non-GAAP) net income of $60.1 million, or $1.39 per diluted share ◦ Return on average assets of 1.37% ◦ Return on average equity of 9.78%, and return on (non-GAAP) tangible equity of 17.29% • Sustained organic deposit growth of 11.4% annualized for the quarter • Strong capital levels with an estimated total capital ratio of 14.13%, leverage ratio of 9.01%, and (non-GAAP) tangible common equity (TCE) ratio of 8.30% • Increased dividend based on strong financial performance and capital position

NASDAQ: IBTX 26 2021 Q1 Selected Financials $ in thousands, except per share data As of and for the Quarter Ended Selected Balance Sheet Data March 31, 2021 December 31, 2021 March 31, 2020 Total Assets $18,115,336 $17,753,476 $15,573,868 LHFI, Excluding Mortgage Warehouse Loans1 11,665,058 11,622,298 11,020,920 Mortgage Warehouse Loans 1,105,699 1,453,797 796,609 Total Deposits 14,803,792 14,398,927 11,882,766 Total Borrowings (Other Than Junior Subordinated Debentures) 683,350 687,175 1,152,860 Total Stockholders’ Equity 2,493,117 2,515,371 2,386,285 Selected Earnings and Profitability Data Net Interest Income $129,729 $132,826 $123,241 Net Interest Margin 3.29% 3.42% 3.76 % Adjusted Net Interest Margin2 3.29% 3.40% 3.73 % Noninterest Income $18,609 $19,912 $14,572 Noninterest Expense 75,113 75,227 74,429 Net Income 59,980 58,274 44,167 Adjusted Net Income3 60,084 58,007 43,354 Basic EPS 1.39 1.35 1.03 Adjusted Basic EPS3 1.39 1.34 1.01 Diluted EPS 1.39 1.35 1.03 Adjusted Diluted EPS3 1.39 1.34 1.01 Return on Average Assets 1.37% 1.34% 1.19 % Adjusted Return on Average Assets3 1.37% 1.34% 1.17% 1LHFI includes SBA PPP loans of $912,176 and $804,397 at March 31, 2021 and December 31, 2021, respectively. LHFI are shown at amortized cost at March 31, 2021 and recorded investment at December 31, 2021 and March 31, 2020. 2Adjusted net interest margin, excludes unexpected income recognized on credit impaired acquired loans of $0, $579, and $982 respectively. N/A after CECL adoption in 2021. 3Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

27 Contact Information Investors & Analysts For more information, please contact: Paul Langdale SVP, Director of Corporate Development Direct – (469) 301-2637 Email – plangdale@ibtx.com NASDAQ: IBTX

Appendix: Non-GAAP Reconciliation

29 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods As of and for the Quarter Ended ($ in thousands except per share data) March 31, 2021 December 31, 2021 March 31, 2020 Net Interest Income - Reported (a) $129,729 $132,826 $123,241 Unexpected income recognized on credit impaired acquired loans (1) — (579) (982) Adjusted Net Interest Income (b) 129,729 132,247 122,259 Provision Expense - Reported (c) (2,500) 3,871 8,381 Noninterest Income - Reported (d) 18,609 19,912 14,572 Loss on sale of loans — 291 42 Loss (gain) on sale of other real estate — 73 (25) Gain on sale of securities available for sale — — (356) Loss (gain) on sale and disposal of premises and equipment 7 (59) 63 Recoveries on loans charged off prior to acquisition (129) (450) (84) Adjusted Noninterest Income (e) 18,487 19,767 14,212 Noninterest Expense - Reported (f) 75,113 75,227 74,429 Impairment of assets (9) — (126) COVID-19 expense — (61) (262) Acquisition expense (244) (326) (1,008) Adjusted Noninterest Expense (g) 74,860 74,840 73,033 Income Tax Expense - Reported (h) 15,745 15,366 10,836 Net Income - Reported (a) - (c) + (d) - (f) - (h) = (i) $59,980 $58,274 $44,167 Adjusted Net Income (2) (b) - (c) + (e) - (g) = (j) $60,084 $58,007 $43,354 Average shares for basic EPS (k) 43,178,522 43,177,824 43,011,496 Average shares for diluted EPS (l) 43,222,943 43,177,824 43,020,055 Reported Basic EPS (i) / (k) $1.39 $1.35 $1.03 Reported Diluted EPS (i) / (l) $1.39 $1.35 $1.03 Adjusted Basic EPS (j) / (k) $1.39 $1.34 $1.01 Adjusted Diluted EPS (j) / (l) $1.39 $1.34 $1.01 EFFICIENCY RATIO Amortization of other intangible assets (m) $3,145 $3,145 $3,176 Reported Efficiency Ratio (f - m) / (a + d) 48.52% 47.19% 51.70% Adjusted Efficiency Ratio (g - m) / (b + e) 48.39% 47.16% 51.19% PROFITABILITY (3) Total Average Assets (n) $17,787,862 $17,252,111 $14,965,628 Total Average Stockholders Common Equity (o) $2,487,010 $2,496,318 $2,369,225 Total Average Tangible Common Equity (4) (p) $1,407,016 $1,413,167 $1,276,545 Reported Return on Average Assets (i) / (n) 1.37% 1.34% 1.19% Reported Return on Average Common Equity (i) / (o) 9.78% 9.29% 7.50% Reported Return on Average Common Tangible Equity (i) / (p) 17.29% 16.40% 13.92% Adjusted Return on Average Assets (5) (j) / (n) 1.37% 1.34% 1.17% Adjusted Return on Average Common Equity (5) (j) / (o) 9.80% 9.24% 7.36% Adjusted Return on Tangible Common Equity (5) (j) / (p) 17.32% 16.33% 13.66% (1) This is not applicable starting in 2021 under the adoption of CECL. (2) Assumes an adjusted effective tax rate of 20.8%, 20.9% and 21.3%, for the quarters ended March 31, 2021, December 31, 2021 and March 31, 2020, respectively. (3) Annualized. (4) Excludes average balance of goodwill and net other intangible assets. (5) Calculated using adjusted net income.

30 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods For the Year Ended December 31, ($ in thousands except per share data) 2020 2019 2018 2017 2016 Net Interest Income - Reported (a) $516,446 $504,757 $326,252 $265,478 $183,806 Unexpected income recognized on credit impaired acquired loans (3,209) (5,120) (3,711) (4,063) (1,765) Adjusted Net Interest Income (b) 513,237 499,637 322,541 261,415 182,041 Provision Expense - Reported (c) 42,993 14,805 9,860 8,265 9,440 Noninterest Income - Reported (d) 85,063 78,176 42,224 41,287 19,555 Gain on sale of loans (356) (6,779) — (351) — (Gain) loss on sale of branch — (1,549) — (2,917) 43 Gain on sale of trust business — (1,319) — — — Loss (gain) on sale of other real estate 36 (875) (269) (850) (62) (Gain) loss on sale of securities available for sale (382) (275) 581 (124) (4) (Gain) loss on sale and disposal of premises and equipment (370) 585 (123) 21 (32) Recoveries on loans charged off prior to acquisition (4,312) (2,101) (962) (1,182) — Adjusted Noninterest Income (e) 79,679 65,863 41,451 35,884 19,500 Noninterest Expense - Reported (f) 306,134 321,864 198,619 176,813 113,790 Separation expense — (3,421) — — (2,575) OREO impairment (784) (1,801) (85) (1,412) (106) IPO related stock grants — — (136) (508) (543) Impairment of assets (462) (1,173) — — — COVID-19 expense (1,915) — — — — Acquisition expense (17,294) (42,744) (8,958) (17,259) (3,121) Adjusted Noninterest Expense (g) 285,679 272,725 189,440 157,634 107,445 Income Tax Expense - Reported (h) 51,173 53,528 31,738 45,175 26,591 Net Income - Reported (a) - (c) + (d) - (f) - (h) = (i) $201,209 $192,736 $128,259 $76,512 $53,540 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (j) $210,017 $219,582 $132,183 $88,878 $56,562 Average shares for basic EPS (k) 43,116,965 43,245,418 29,599,119 25,636,292 18,501,663 Average shares for diluted EPS (l) 43,116,965 43,245,418 29,599,119 25,742,362 18,588,309 Reported Basic EPS (i) / (k) $4.67 $4.46 $4.33 $2.98 $2.89 Reported Diluted EPS (i) / (l) $4.67 $4.46 $4.33 $2.97 $2.88 Adjusted Basic EPS (j) / (k) $4.87 $5.08 $4.47 $3.47 $3.06 Adjusted Diluted EPS (j) / (l) $4.87 $5.08 $4.47 $3.45 $3.04 EFFICIENCY RATIO Amortization of other intangible assets (m) $12,671 $12,880 $5,739 $4,639 $1,964 Reported Efficiency Ratio (f - m) / (a + d) 48.79% 53.01% 52.35% 56.13% 54.99% Adjusted Efficiency Ratio (g - m) / (b + e) 46.04% 45.95% 50.47% 51.46% 52.34% PROFITABILITY Total Average Assets (n) $16,357,736 $14,555,315 $9,478,934 $7,966,421 $5,469,542 Total Average Stockholders Common Equity (o) $2,435,474 $2,267,103 $1,476,688 $1,139,573 $635,864 Total Average Tangible Common Equity (2) (p) $1,347,584 $1,164,915 $751,911 $568,071 $362,287 Reported Return on Average Assets (i) / (n) 1.23% 1.32% 1.35% 0.96% 0.98% Reported Return on Average Common Equity (i) / (o) 8.26% 8.50% 8.69% 6.71% 8.42% Reported Return on Average Common Tangible Equity (i) / (p) 14.93% 16.55% 17.06% 13.47% 14.78% Adjusted Return on Average Assets (3) (j) / (n) 1.28% 1.51% 1.39% 1.12% 1.03% Adjusted Return on Average Common Equity (3) (j) / (o) 8.62% 9.69% 8.95% 7.80% 8.90% Adjusted Return on Tangible Common Equity (3) (j) / (p) 15.58% 18.85% 17.58% 15.65% 15.61% (1) Assumes an adjusted effective tax rate of 20.5%, 21.0%, 19.7%, 32.4% and 33.2% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively. (2) Excludes average balance of goodwill and net other intangible assets and preferred stock. (3) Calculated using adjusted net income.

31 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 Tangible Common Equity Total common stockholders equity $2,493,117 $2,515,371 $2,476,373 $2,424,960 $2,386,285 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (84,925) (88,070) (91,215) (94,390) (97,565) Tangible Common Equity $1,414,171 $1,433,280 $1,391,137 $1,336,549 $1,294,699 Tangible Assets Total Assets $18,115,336 $17,753,476 $17,117,007 $16,986,025 $15,573,868 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (84,925) (88,070) (91,215) (94,390) (97,565) Tangible Assets $17,036,390 $16,671,385 $16,031,771 $15,897,614 $14,482,282 Common shares outstanding 43,193,257 43,137,104 43,244,797 43,041,119 43,041,776 Tangible Common Equity To Tangible Assets 8.30% 8.60% 8.68% 8.41% 8.94% Book value per common share $57.72 $58.31 $57.26 $56.34 $55.44 Tangible book value per common share $32.74 $33.23 $32.17 $31.05 $30.08

32 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods ($ in thousands, except per share information) December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31, 2015 December 31, 2014 December 31, 2013 Tangible Common Equity Total common stockholders equity $2,515,371 $2,339,773 $1,606,433 $1,336,018 $672,365 $603,371 $516,913 $233,772 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) (258,319) (258,643) (229,457) (34,704) Other intangible assets, net (88,070) (100,741) (45,042) (43,244) (14,177) (16,357) (12,455) (3,148) Tangible Common Equity $1,433,280 $1,245,011 $839,594 $671,316 $399,869 $328,371 $275,001 $195,920 Tangible Assets Total Assets $17,753,476 $14,958,207 $9,849,965 $8,684,463 $5,852,801 $5,055,000 $4,132,639 $2,163,984 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) (258,319) (258,643) (229,457) (34,704) Other intangible assets, net (88,070) (100,741) (45,042) (43,244) (14,177) (16,357) (12,455) (3,148) Tangible Assets $16,671,385 $13,863,445 $9,083,126 $8,019,761 $5,580,305 $4,780,000 $3,890,727 $2,126,132 Common shares outstanding 43,137,104 42,950,228 30,600,582 28,254,893 18,870,312 18,399,194 17,032,669 12,330,158 Tangible Common Equity To Tangible Assets 8.60% 8.98% 9.24% 8.37% 7.17% 6.87% 7.07% 9.21% Book value per common share $58.31 $54.48 $52.50 $47.28 $35.63 $32.79 $30.35 $18.96 Tangible book value per common share $33.23 $28.99 $27.44 $23.76 $21.19 $17.85 $16.15 $15.89